SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 11, 2011

BODY CENTRAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-34906	14-1972231
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

6225 Powers Avenue
Jacksonville, Florida	32217
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number including area code:   (904) 737-0811

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230 .425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                                       Results of Operations and Financial Condition

On August 11, 2011, Body Central Corp. issued a release regarding sales and earnings results for its second quarter ended July 2, 2011. The text of the press release is attached as Exhibit 99.1.

ITEM 9.01                                         Financial Statements and Exhibits

(d)           Exhibits:

Exhibit 99.1	Earnings release issued August 11, 2011 by Body Central Corp. for the quarter ended July 2, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BODY CENTRAL CORP.

August 11, 2011	By:	/s/ B. Allen Weinstein
B. Allen Weinstein
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit 99.1                                    Earnings release issued August 11, 2011 by Body Central Corp. for the quarter ended July 2, 2011.